                                                                   Exhibit 10.44
                           NEXELL OF CALIFORNIA, INC.
                                    9 Parker
                            Irvine, California 92618

August 20, 1999


Mr. L. William McIntosh
c/o Nexell of California, Inc.
9 Parker
Irvine, California 92618


          Re:  AMENDMENT TO EMPLOYMENT AGREEMENT

Dear Bill:

     This letter will confirm our amendment to the Employment Agreement between us dated May 28, 1998 to provide that the reference in paragraph 5(b)(iii) to "30 months" is hereby changed to "48 months." Furthermore, upon approval of the "Committee" (as defined in paragraph 3(a) of the 1998 Non-Incentive Stock Option Plan for Directors, Employees and Consultants of Nexell of California, Inc. (f/k/a Nexell Therapeutics Inc.)) your non-incentive options to purchase 125,000 shares of Nexell of California, Inc. common stock at an exercise price of $5.00 per share (which have converted to options to purchase 375,000 shares of Nexell Therapeutics Inc. common stock at an exercise price of $1.6666 per share) and your non-incentive options to purchase 60,000 shares of Nexell Therapeutics Inc. common stock at an exercise price of $.001 per share shall be amended or documented to provide that (i) in the event your employment is terminated for any reason other than for "cause" (as defined in the Employment Agreement) all your options thereunder shall immediately vest, and (ii) notwithstanding the reference in paragraph 9(a) of such plan providing that options must be exercised within three months following termination of employment, such options may be exercised until their expiration date.

                                             NEXELL OF CALIFORNIA, INC.


                                             By:_______________________________


ACCEPTED AND AGREED TO:

________________________________________
L. William McIntosh

                            NEXELL THERAPEUTICS Inc.
                                    9 Parker
                            Irvine, California 92618

                                                                 August 20, 1999

Mr. L. William McIntosh
c/o Nexell of California, Inc.
9 Parker
Irvine, California 92618

Re: Amendment to May 19, 1997 Non-Incentive Stock Option Agreement for 6,900 Shares (the "Option Agreement") Under 1990 Incentive and Non-Incentive Stock Option Plan of Nexell Therapeutics Inc. (f/k/a VIMRx Pharmaceuticals
                       --------------------------------------------------------
     Inc.) (the "Plan")
     ------------------

Dear Bill:

     Upon approval of the "Committee" (as defined in the Plan), this letter shall constitute an amendment to the Option Agreement as follows:

     The parties hereto acknowledge and agree that Paragraph 5 of the Option Agreement is hereby amended in its entirety to read as follows:

     "5.  Termination of Employment.
          -------------------------

          If your employment with the Company (or a subsidiary thereof, including Nexell of California, Inc. (f/k/a Nexell Therapeutics Inc.)) is terminated for any reason other than for Cause (as defined in any applicable employment agreement between you and the Company, or any subsidiary thereof) the option shall become immediately fully exercisable. If your employment with the Company or a subsidiary thereof is terminated for any reason other than by death or disability, you may exercise, until the Option Expiration Date, that portion of the option which was exercisable by you at the date of such termination."

          The parties acknowledge that, notwithstanding certain references in the Option Agreement to the option being an incentive stock option, it is a non-incentive stock option.

     Except as expressly set forth herein, the Option Agreement shall remain in full force and effect.

     Please sign below in the space provided to signify your consent to the foregoing amendment.

                                        Very truly yours,

                                        NEXELL THERAPEUTICS INC.


                                        By:_____________________________________




I hereby acknowledge and agree to the foregoing amendment.


________________________________________
L. William McIntosh

                            NEXELL THERAPEUTICS Inc.
                                    9 Parker
                            Irvine, California 92618

                                                                 August 20, 1999

Mr. L. William McIntosh
c/o Nexell of California, Inc.
9 Parker
Irvine, California 92618

Re: Amendment to May 19, 1997 Non-Incentive Stock Option Agreement for 203,100 Shares (the "Option Agreement") Under 1997 Incentive and Non-Incentive Stock Option Plan of Nexell Therapeutics Inc. (f/k/a VIMRx Pharmaceuticals
                          -----------------------------------------------------
     Inc.) (the "Plan")
     ------------------

Dear Bill:

     Upon approval of the "Committee" (as defined in the Plan), this letter shall constitute an amendment to the Option Agreement as follows:

     The parties hereto acknowledge and agree that Paragraph 5 of the Option Agreement is hereby amended in its entirety to read as follows:

     "5.  Termination of Employment.
          -------------------------

          If your employment with the Company (or a subsidiary thereof, including Nexell of California, Inc. (f/k/a Nexell Therapeutics Inc.)) is terminated for any reason other than for Cause (as defined in any applicable employment agreement between you and the Company, or any subsidiary thereof) the option shall become immediately fully exercisable. If your employment with the Company or a subsidiary thereof is terminated for any reason other than by death or disability, you may exercise, until the Option Expiration Date, that portion of the option which was exercisable by you at the date of such termination."

          The parties acknowledge that, notwithstanding certain references in the Option Agreement to the option being an incentive stock option, it is a non-incentive stock option.

     Except as expressly set forth herein, the Option Agreement shall remain in full force and effect.

     Please sign below in the space provided to signify your consent to the foregoing amendment.

                                        Very truly yours,

                                        NEXELL THERAPEUTICS INC.

                                        By:____________________________________



I hereby acknowledge and agree to the foregoing amendment.


________________________________________
L. William McIntosh

                            NEXELL THERAPEUTICS Inc.
                                    9 Parker
                            Irvine, California 92618

                                                                 August 20, 1999

Mr. L. William McIntosh
c/o Nexell of California, Inc.
9 Parker
Irvine, California 92618

Re: Amendment to January 15, 1998 Non-Incentive Stock Option Agreement for 90,000 Shares (the "Option Agreement") Under 1997 Incentive and Non-Incentive Stock Option Plan of Nexell Therapeutics Inc. (f/k/a VIMRx
                            ---------------------------------------------
     Pharmaceuticals Inc.) (the "Plan")
     ----------------------------------

Dear Bill:

     Upon approval of the "Committee" (as defined in the Plan), this letter shall constitute an amendment to the Option Agreement as follows:

     The parties hereto acknowledge and agree that Paragraph 5 of the Option Agreement is hereby amended in its entirety to read as follows:

     "5.  Termination of Employment or Engagement.
          ---------------------------------------

          If your employment with the Company (or a subsidiary thereof, including Nexell of California, Inc. (f/k/a Nexell Therapeutics Inc.)) is terminated for any reason other than for Cause (as defined in any applicable employment agreement between you and the Company, or any subsidiary thereof) the option shall become immediately fully exercisable. If your employment with the Company or a subsidiary thereof is terminated for any reason other than by death or disability, or if you are not an employee of the Company (or a subsidiary) and your engagement by the Company (or a subsidiary) is terminated for any reason, you may exercise, until the Option Expiration Date, that portion of the option which was exercisable by you at the date of such termination."

     Except as expressly set forth herein, the Option Agreement shall remain in full force and effect.

     Please sign below in the space provided to signify your consent to the foregoing amendment.

                                        Very truly yours,

                                        NEXELL THERAPEUTICS INC.

                                        By:____________________________________



I hereby acknowledge and agree to the foregoing amendment.


________________________________________
L. William McIntosh